SUPPLEMENTAL OPERATING & FINANCIAL DATA Q1 2024 An S&P 500 company S&P 500 Dividend Aristocrats® index member Exhibit 99.2

Q1 2024 Supplemental Operating & Financial Data 2 Table of Contents Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds From Operations (FFO) and Normalized Funds From Operations (Normalized FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Debt by Currency 10 Capitalization & Financial Ratios 11 Adjusted EBITDAre & Coverage Ratios 12 Debt Covenants 13 Transaction Summary Investment Summary 14 Disposition Summary 15 Development Pipeline 16 Real Estate Portfolio Summary Client Diversification 17 Top 10 Industries 18 Industry Diversification 19 Geographic Diversification 21 Property Type Composition 22 Same Store Rental Revenue 23 Leasing Data Occupancy 25 Leasing Activity 26 Lease Expirations 27 Earnings Guidance 28 Analyst Coverage 29 Glossary 30 This Supplemental Operating & Financial Data should be read in connection with the company's earnings press release for the three months ended March 31, 2024, (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on May 6, 2024) as certain disclosures, definitions, and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. Realty Income is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the clients or of their products or services pictured or mentioned. The names, logos, and all related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies.

Q1 2024 Supplemental Operating & Financial Data 3 One Team Senior Management Neil M. Abraham, EVP, Chief Strategy Officer, Realty Income International - President Michelle Bushore, EVP, Chief Legal Officer, General Counsel and Secretary Mark E. Hagan, EVP, Chief Investment Officer Shannon Kehle, EVP, Chief People Officer Jonathan Pong, EVP, Chief Financial Officer and Treasurer Sumit Roy, President, Chief Executive Officer Gregory J. Whyte, EVP, Chief Operating Officer Credit Ratings Senior Unsecured Outlook Commercial Paper Moody’s A3 Stable P-2 Standard & Poor’s A- Stable A-2 Dividend Information as of April 2024 ▪ Current annualized dividend of $3.084 per share ▪ Compound average annual dividend growth rate of approximately 4.3% ▪ 646 consecutive monthly dividends declared ▪ 106 consecutive quarterly dividend increases Corporate Headquarters Phoenix Office 11995 El Camino Real 2325 E. Camelback Rd, 9th Floor San Diego, CA 92130 Phoenix, AZ 85016 Phone: +1 (858) 284-5000 Phone: +1 (602) 778-6000 Website: www.realtyincome.com London Office Amsterdam Office 19 Wells Street Eduard van Beinumstraat 8 London, United Kingdom W1T 3PQ Amsterdam, Netherlands 1077 CZ Phone: +44 (20) 3931 6858 Corporate Overview Transfer Agent Computershare Phone: (877) 218-2434 Website: www.computershare.com (1) Total annualized contractual rent is a supplemental operating measure. Please see the Glossary for our definition, reconciliation, and an explanation of how we utilize this metric. (2) Total annualized contractual rent includes 0.5% of rent from clients accounted for on a cash basis. March 31, 2024 Closing price $ 54.10 Shares and units outstanding 872,551 Market value of common equity $ 47,205,010 Total market capitalization $ 73,635,304 Corporate Profile Realty Income (NYSE: O), an S&P 500 company, is real estate partner to the world's leading companies. Founded in 1969, we invest in diversified commercial real estate and have a portfolio of over 15,450 properties in all 50 U.S. states, the U.K., and six other countries in Europe. We are known as "The Monthly Dividend Company®," and have a mission to deliver stockholders dependable monthly dividends that grow over time. Portfolio Overview As of March 31, 2024, we owned or held interests in 15,485 properties, with approximately 334.2 million square feet of leasable space. Our properties are leased to 1,552 different clients doing business in 89 industries. Also as of March 31, 2024, approximately 79.6% of our total annualized contractual rent(1) was generated from retail properties, 14.7% from industrial properties, 3.3% from gaming properties, and the remaining 2.4% from other property types. Our physical occupancy as of March 31, 2024 was 98.6%, with a weighted average remaining lease term of approximately 9.8 years. Total annualized contractual rent on our leases as of March 31, 2024 was $4.79 billion(2). Common Stock Our common stock is traded on the New York Stock Exchange under the symbol "O“ (in thousands, except per share amount).

Q1 2024 Supplemental Operating & Financial Data 4 Three months ended March 31, 2024 2023 REVENUE Rental (including reimbursable) (1) $ 1,208,169 $ 925,289 Other 52,316 19,110 Total revenue 1,260,485 944,399 EXPENSES Depreciation and amortization 581,064 451,477 Interest 240,614 154,132 Property (including reimbursable) 89,361 69,397 General and administrative 40,842 34,167 Provisions for impairment 89,489 13,178 Merger and integration-related 94,104 1,307 Total expenses 1,135,474 723,658 Gain on sales of real estate 16,574 4,279 Foreign currency and derivative gain, net 4,046 10,322 Equity in (losses) earnings of unconsolidated entities (1,676) — Other income, net 5,446 2,730 Income before income taxes 149,401 238,072 Income taxes (15,502) (11,950) Net income 133,899 226,122 Net income attributable to noncontrolling interests (1,615) (1,106) Net income attributable to the Company 132,284 225,016 Preferred stock dividends (2,588) — Net income available to common stockholders $ 129,696 $ 225,016 Net income available to common stockholders per common share, basic and diluted $ 0.16 $ 0.34 (1) Includes rental revenue (reimbursable) of $72.7 million and $59.6 million for the three months ended March 31, 2024 and 2023, respectively. Unless otherwise specified, references to rental revenue in this document are exclusive of reimbursements from clients for recoverable real estate taxes and operating expenses. Additionally, it includes reserves to rental revenue of $1.4 million for the three months ended March 31, 2024, and reserve reversals to rental revenue of $1.8 million for the three months ended March 31, 2023. References to reserves recorded as a reduction of rental revenue include amounts reserved for in the current period, as well as unrecognized contractual revenue and unrecognized straight-line rental revenue for leases accounted for on a cash basis. References to reserve reversals recorded as increases to rental revenue include amounts where the accounting for recognition of rental revenue and straight-line rental revenue has been moved from the cash to the accrual basis. Consolidated Statements of Income (in thousands, except per share amounts) (unaudited)

Q1 2024 Supplemental Operating & Financial Data 5 FFO and Normalized FFO (1) (in thousands, except per share amounts) The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and Normalized FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO and Normalized FFO per share computations. Three months ended March 31, 2024 2023 Net income available to common stockholders $ 129,696 $ 225,016 Depreciation and amortization 581,064 451,477 Depreciation of furniture, fixtures and equipment (623) (542) Provisions for impairment of real estate 88,197 13,178 Gain on sales of real estate (16,574) (4,279) Proportionate share of adjustments for unconsolidated entities 4,674 — FFO adjustments allocable to noncontrolling interests (751) (559) FFO available to common stockholders $ 785,683 $ 684,291 FFO allocable to dilutive noncontrolling interests 1,340 1,420 Diluted FFO $ 787,023 $ 685,711 FFO available to common stockholders $ 785,683 $ 684,291 Merger and integration-related costs 94,104 1,307 Normalized FFO available to common stockholders $ 879,787 $ 685,598 Normalized FFO allocable to dilutive noncontrolling interests 1,340 1,420 Diluted Normalized FFO $ 881,127 $ 687,018 FFO per common share Basic $ 0.94 $ 1.04 Diluted $ 0.94 $ 1.03 Normalized FFO per common share, basic and diluted $ 1.05 $ 1.04 Distributions paid to common stockholders $ 636,499 $ 497,245 FFO available to common stockholders in excess of distributions paid to common stockholders $ 149,184 $ 187,046 Normalized FFO available to common stockholders in excess of distributions paid to common stockholders $ 243,288 $ 188,353 Weighted average number of common shares used for FFO and Normalized FFO Basic 834,940 660,462 Diluted 837,037 663,034 (1) FFO and Normalized FFO are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics.

Q1 2024 Supplemental Operating & Financial Data 6 The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to Normalized FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. Three months ended March 31, 2024 2023 Net income available to common stockholders $ 129,696 $ 225,016 Cumulative adjustments to calculate Normalized FFO (2) 750,091 460,582 Normalized FFO available to common stockholders 879,787 685,598 Amortization of share-based compensation 9,252 6,300 Amortization of net debt discounts (premiums) and deferred financing costs 4,201 (13,688) Non-cash gain on interest rate swaps (1,800) (1,801) Non-cash change in allowance for credit losses 1,292 — Straight-line impact of cash settlement on interest rate swaps (3) 1,797 1,797 Leasing costs and commissions (927) (444) Recurring capital expenditures — (53) Straight-line rent and expenses, net (44,860) (36,485) Amortization of above and below-market leases, net 14,274 17,358 Proportionate share of adjustments for unconsolidated entities 920 — Other adjustments (4) (1,065) (7,854) AFFO available to common stockholders $ 862,871 $ 650,728 AFFO allocable to dilutive noncontrolling interests 1,359 1,431 Diluted AFFO $ 864,230 $ 652,159 AFFO per common share Basic $ 1.03 $ 0.99 Diluted $ 1.03 $ 0.98 Distributions paid to common stockholders $ 636,499 $ 497,245 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 226,372 $ 153,483 Weighted average number of common shares used for AFFO: Basic 834,940 660,462 Diluted 837,037 663,034 (1) AFFO is a non-GAAP financial measure. Please see the Glossary for our definition and an explanation of how we utilize this metric. (2) See reconciling items for Normalized FFO presented on page 5 under "FFO and Normalized FFO." (3) Represents the straight-line amortization of $72.0 million gain realized upon the termination of $500.0 million in notional interest rate swaps in October 2022, over the term of the $750.0 million of 5.625% senior unsecured notes due October 2032. (4) Includes non-cash foreign currency losses (gains) from remeasurement to USD, mark-to-market adjustments on investments and derivatives that are non-cash in nature, straight-line payments from cross-currency swaps, obligations related to financing lease liabilities, and adjustments allocable to noncontrolling interests. AFFO (1) (in thousands, except per share amounts)

Q1 2024 Supplemental Operating & Financial Data 7 Consolidated Balance Sheets (in thousands, except per share amounts) (unaudited) March 31, 2024 December 31, 2023 ASSETS Real estate held for investment, at cost: Land $ 16,787,731 $ 14,929,310 Buildings and improvements 39,674,812 34,657,094 Total real estate held for investment, at cost 56,462,543 49,586,404 Less accumulated depreciation and amortization (6,392,472) (6,072,118) Real estate held for investment, net 50,070,071 43,514,286 Real estate and lease intangibles held for sale, net 78,254 31,466 Cash and cash equivalents 680,159 232,923 Accounts receivable, net 789,244 710,536 Lease intangible assets, net 7,037,328 5,017,907 Goodwill 4,991,342 3,731,478 Investment in unconsolidated entities 1,203,263 1,172,118 Other assets, net 3,478,588 3,368,643 Total assets $ 68,328,249 $ 57,779,357 LIABILITIES AND EQUITY Distributions payable $ 225,757 $ 195,222 Accounts payable and accrued expenses 802,652 738,526 Lease intangible liabilities, net 1,740,200 1,406,853 Other liabilities 900,106 811,650 Line of credit payable and commercial paper 1,022,516 764,390 Term loan, net 2,370,455 1,331,841 Mortgages payable, net 200,075 821,587 Notes payable, net 21,748,004 18,602,319 Total liabilities $ 29,009,765 $ 24,672,388 6.000% Series A cumulative redeemable preferred stock and paid in capital, par value $0.01 per share, 69,900 shares authorized, 6,900 shares and no shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively, liquidation preference $25.00 per share $ 167,394 $ — Stockholders’ equity: Common stock and paid in capital, par value $0.01 per share, 1,300,000 shares authorized, 870,756 and 752,460 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively $ 46,220,761 $ 39,629,709 Distributions in excess of net income (7,299,514) (6,762,136) Accumulated other comprehensive income 64,780 73,894 Total stockholders’ equity $ 38,986,027 $ 32,941,467 Noncontrolling interests 165,063 165,502 Total equity $ 39,151,090 $ 33,106,969 Total liabilities and equity $ 68,328,249 $ 57,779,357

Q1 2024 Supplemental Operating & Financial Data 8 Debt Summary as of March 31, 2024 (dollars in thousands) Maturity Dates Carrying Value (USD) % of Debt Interest Rate Weighted Average Years Until Maturity Credit Facility and Commercial Paper (1) Credit Facility June 2026 $ 806,496 3.2% 5.95% 2.2 years Commercial Paper April 2024 - May 2024 216,020 0.8% 4.18% 0.1 years Carrying value 1,022,516 4.0% 5.58% (2) 1.8 years Unsecured Term Loans Term Loans (3) January 2025 - August 2027 2,372,999 9.3% 4.33% 1.9 years Deferred financing costs (2,544) Carrying value 2,370,455 Mortgages Payable 14 mortgages on 49 properties August 2024 - August 2030 200,959 0.8% 4.28% (2) 1.3 years Unamortized net discounts and deferred financing costs (884) Carrying value 200,075 Senior Unsecured Notes and Bonds (4) 45 series of senior unsecured notes and bonds July 2024 - March 2047 22,002,130 85.9% 3.75% (2) 6.5 years Unamortized net discounts, deferred financing costs, and basis adjustments on interest rate swaps designated as fair value hedges (254,126) Carrying value 21,748,004 Total Consolidated Debt Principal $ 25,598,604 (5) 3.88% (2) 5.9 years Proportionate share of debt principal from unconsolidated entities $ 659,190 Total Debt Principal $ 26,257,794 Total Fixed Rate Debt Principal $ 24,735,278 94.2 % Total Variable Rate Debt Principal $ 1,522,516 5.8% (1) We have a $4.25 billion unsecured revolving credit facility (excluding an accordion feature subject to lender commitments which provided for an additional $1.0 billion in borrowings) bearing interest at different benchmark rates based on the currency of the borrowings. In addition, we have a U.S. dollar-denominated unsecured commercial paper program, under which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $1.5 billion, and a Euro-denominated unsecured commercial paper program, which permits us to issue additional unsecured commercial notes up to a maximum aggregate amount of $1.5 billion (or foreign currency equivalent) in U.S. dollars or other foreign currencies. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under these programs. (2) The totals are calculated as the weighted average interest rate as of March 31, 2024 for each respective category. (3) Our 2023 term loan agreement allows us to incur up to an aggregate of $1.5 billion in multicurrency borrowings. In January 2024, we entered into interest rate swaps on our 2023 term loans, which fix our per annum interest rate at 4.9% until term loan maturity in January 2026. In January 2024, in connection with our merger with Spirit Realty Capital, Inc. ("Spirit"), we effectively assumed Spirit’s existing term loans with various lenders, which were fixed at a weighted average per annum interest rate of 3.9%. We entered into an amended and restated term loan agreement, pursuant to which we borrowed $1.3 billion in aggregate total borrowings. (4) In conjunction with the pricing of our senior unsecured notes due January 2026, we executed three-year, fixed-to-variable interest rate swaps totaling $500 million, which are subject to the counterparties' right to terminate the swaps at any time following the 2026 notes par call date. In connection with our merger with Spirit, we completed our debt exchange offer to exchange all outstanding notes issued by Spirit Realty, L.P. ("Spirit OP") on January 23, 2024 for new notes issued by Realty Income, pursuant to which approximately 98.1% of the outstanding notes issued by Spirit OP were exchanged. We issued $1,000 principal amount of Realty Income Notes for each validly tendered Spirit Note with $1,000 principal amount. For this reason, we denote our “Price of par value” as 100%. Prior to the completion of our merger with Spirit on January 23, 2024, these notes were not the obligation of Realty Income. With respect to the notes originally issued by Spirit OP that remained outstanding, we amended the indenture governing such notes to, among other things, eliminate substantially all of the restrictive covenants in such indenture. (5) Total consolidated debt principal excludes net premiums and discounts recorded on mortgages payable, net premiums recorded on notes payable, deferred financing costs on term loans, mortgages payable, and notes payable, and the basis adjustment on interest rate swaps designated as fair value hedges on notes payable.

Q1 2024 Supplemental Operating & Financial Data 9 Debt Maturities as of March 31, 2024 (dollars in millions) Principal Due Credit Facility and Commercial Paper (1) Unsecured Term Loans (2) Mortgages Payable Senior Unsecured Notes and Bonds (3) Proportionate Share of Unconsolidated Entities Debt Total Weighted Average Expiring Interest Rate (4) 2024 $ 216.0 $ — $ 119.3 $ 350.0 $ — $ 685.3 4.03% 2025 — 800.0 43.7 1,050.0 — 1,893.7 4.22% 2026 806.5 1,073.0 12.0 2,375.0 — 4,266.5 4.15% 2027 — 500.0 22.3 2,321.5 — 2,843.8 2.85% 2028 — — 1.3 2,499.8 — 2,501.1 3.19 % Thereafter — — 2.4 13,405.8 659.2 14,067.4 3.93 % Totals $ 1,022.5 $ 2,373.0 $ 201.0 $ 22,002.1 $ 659.2 $ 26,257.8 (1) The initial term of the credit facility expires in June 2026 and includes, at our option, two six-month extensions. At March 31, 2024, there were $806.5 million of outstanding borrowings under our revolving credit facility. Commercial paper programs outstanding were $216.0 million at March 31, 2024, which mature between April 2024 and May 2024. (2) The maturity date for our 2023 term loans assumes a 12-month extension available at the company's option is exercised. In connection with our merger with Spirit, we effectively assumed Spirit’s existing term loans with various lenders. We entered into an amended and restated term loan agreement, pursuant to which we borrowed $800.0 million in aggregate total borrowings, $300.0 million of which matures in August 2025 and $500.0 million of which matures in August 2027 and an amended and restated term loan agreement pursuant to which we borrowed $500.0 million in aggregate total borrowings, which matures in June 2025. (3) In conjunction with the pricing of our senior unsecured notes due January 2026, we executed three-year, fixed-to-variable interest rate swaps totaling $500 million, which are subject to the counterparties' right to terminate the swaps at any time following the 2026 notes par call date. In connection with our merger with Spirit, we completed our debt exchange offer to exchange all outstanding notes issued by Spirit OP on January 23, 2024 for new notes issued by Realty Income, pursuant to which approximately 98.1% of the outstanding notes issued by Spirit OP were exchanged. (4) The weighted average interest rates for 2024 exclude commercial paper and for 2026 exclude the credit facility. The weighted average interest rate for thereafter excludes proportionate share of unconsolidated entities debt.

Q1 2024 Supplemental Operating & Financial Data 10 Debt Summary by Currency as of March 31, 2024 (in millions) Credit Facility and Commercial Paper Unsecured Term Loans Mortgages Payable Senior Unsecured Notes and Bonds Proportionate Share of Unconsolidated Entities Debt Total Weighted Average Interest Rate (1) USD $ — $ 1,390.0 $ 162.6 $ 16,623.5 $ 659.2 $ 18,835.3 3.85 % EUR 216.0 91.8 — 1,188.1 — 1,495.9 4.71 % GBP 806.5 891.2 38.4 4,190.5 — 5,926.6 3.49 % Totals $ 1,022.5 $ 2,373.0 $ 201.0 $ 22,002.1 $ 659.2 $ 26,257.8 3.88% (1) The weighted average interest rates exclude proportionate share of unconsolidated entities debt. Debt by Currency as of March 31, 2024 USD 71.7% EUR 5.7% GBP 22.6%

Q1 2024 Supplemental Operating & Financial Data 11 Capitalization & Financial Ratios (dollars in thousands, except as otherwise noted) Cash on Hand $ 680,159 Availability under Credit Facility 3,443,504 Unsettled ATM Forwards 62,942 Less: Commercial Paper Borrowings (216,020) $ 3,970,585 (4) As applicable, liquidity calculation gives effect to borrowings under the $1.5 billion U.S Dollar-denominated commercial paper program and $1.5 billion Euro-denominated commercial paper programs as of March 31, 2024. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under these programs. Principal Debt Balance Credit Facility and Commercial Paper $ 1,022,516 Unsecured Term Loans 2,372,999 Senior Unsecured Notes and Bonds 22,002,130 Mortgages Payable 200,959 Proportionate Share of Unconsolidated Entities Debt 659,190 Total Debt $ 26,257,794 Equity (in thousands, except per share data) Shares/ Units Stock Price Redemption Price Market Value Common Stock (1) 870,756 $ 54.10 $ 47,107,900 Common Units (2) 1,795 $ 54.10 97,110 Common Equity $ 47,205,010 6.000% Series A Cumulative Preferred Stock 6,900 $ 25.00 172,500 Total Equity $ 47,377,510 Total Market Capitalization (3) $ 73,635,304 Debt/Total Market Capitalization (3) 35.7 % Debt and Preferred Stock/ Total Market Capitalization (3) 35.9% (1) As of March 31, 2024, ATM forward agreements for a total of 1.2 million shares remain unsettled with total expected net proceeds of approximately $62.9 million in expected net proceeds (assuming full physical settlement of all outstanding shares of common stock, subject to forward sale agreements and certain assumptions made with respect to settlement dates). (2) Consists of common units issued by Realty Income Limited Partnership and held by third parties. (3) Our enterprise value was $73.0 billion (total market capitalization less cash and cash equivalents as of March 31, 2024). The percentages for debt to enterprise value as well as debt and preferred stock to enterprise value are materially consistent with that presented for total market capitalization. Dividend Data Q1 2024 Q1 2023 Year-Over-Year Growth Rate Common Dividend Paid per Share $ 0.770 $ 0.752 2.4 % AFFO per Share (diluted) $ 1.03 $ 0.98 5.1 % AFFO Payout Ratio 74.8% 76.7 % Liquidity as of March 31, 2024 (4) Capitalization as of March 31, 2024 Capital Structure as of March 31, 2024 Common Stock 64.3% Debt 35.7%

Q1 2024 Supplemental Operating & Financial Data 12 Adjusted EBITDAre & Coverage Ratios (dollars in thousands) Reconciliation of Net Income to Adjusted EBITDAre and Pro Forma Adjusted EBITDAre (1) Three months ended March 31, 2024 Net income $ 133,899 Interest 240,614 Income taxes 15,502 Depreciation and amortization 581,064 Provisions for impairment 89,489 Merger and integration-related costs 94,104 Gain on sales of real estate (16,574) Foreign currency and derivative gain, net (4,046) Proportionate share of adjustments from unconsolidated entities 15,236 Quarterly Adjusted EBITDAre $ 1,149,288 Annualized Adjusted EBITDAre $ 4,597,152 Annualized Pro Forma Adjustments (2) $ 82,199 Annualized Pro Forma Adjusted EBITDAre $ 4,679,351 Total debt per the consolidated balance sheet, excluding deferred financing costs and net premiums and discounts $ 25,598,604 Proportionate share of unconsolidated entities debt, excluding deferred financing costs 659,190 Less: Cash and cash equivalents (680,159) Net Debt $ 25,577,635 Preferred Stock 167,394 Net Debt and Preferred Stock $ 25,745,029 Net Debt/Annualized Adjusted EBITDAre 5.6x Net Debt/Annualized Pro Forma Adjusted EBITDAre 5.5x Net Debt and Preferred/ Annualized Adjusted EBITDAre 5.6x Net Debt and Preferred/ Annualized Pro Forma Adjusted EBITDAre 5.5x (1) Adjusted EBITDAre, Annualized Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized Pro Forma Adjusted EBITDAre, Net Debt/Annualized Adjusted EBITDAre, Net Debt/Annualized Pro Forma Adjusted EBITDAre, Net Debt and Preferred/ Annualized Adjusted EBITDAre, and Net Debt and Preferred/ Annualized Pro Forma Adjusted EBITDAre are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics. (2) The Annualized Pro Forma Adjustments, which include transaction accounting adjustments in accordance with U.S. GAAP, consist of adjustments to incorporate Adjusted EBITDAre from properties we acquired or stabilized during the applicable quarter and remove Adjusted EBITDAre from properties we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable period. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The annualized Pro Forma Adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes. The Annualized Pro Forma Adjustments consist of $83.2 million from properties we acquired or stabilized during the quarter and removes $1.0 million from properties we disposed of during the quarter. 4.6 4.6 4.5 4.7 4.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.0 1.0 2.0 3.0 4.0 5.0 6.0 4.6 4.6 4.5 4.7 4.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Debt Service Coverage (3) Fixed Charge Coverage (4) (3) Refer to footnote 1 on page 13 for a detailed description of the calculation of debt service coverage. (4) Fixed charge coverage is calculated in the same manner as the debt service coverage, except that preferred stock dividends are also added to the denominator.

Q1 2024 Supplemental Operating & Financial Data 13 Debt Covenants The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt ≤ 60% of adjusted assets 41.0% Limitation on incurrence of secured debt ≤ 40% of adjusted assets 0.4% Debt service coverage (trailing 12 months) (1) ≥ 1.5x 4.5x Maintenance of total unencumbered assets ≥ 150% of unsecured debt 242.5% (1) Our debt service coverage ratio is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on April 1, 2023, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of April 1, 2023, nor does it purport to reflect our debt service coverage ratio for any future period. As of March 31, 2024

Q1 2024 Supplemental Operating & Financial Data 14 Investment Summary Number of Properties Investment ($ in millions) Cash Income ($ in millions) (1) Leasable Square Feet (in thousands) Initial Weighted Average Cash Yield (2) Weighted Average Term (Years) Q1 2024 Acquisitions - U.S. real estate 5 $ 16.0 $ 1.1 194 7.1% 8.9 Acquisitions - Europe real estate 8 302.6 24.5 1,064 8.2% 6.2 Total real estate acquisitions 13 $ 318.6 $ 25.6 1,258 8.2% 6.3 Real estate properties under development (3) (4) 142 279.4 20.3 5,776 7.3% 15.1 Total investments 155 $ 598.0 $ 45.9 7,034 7.8% 10.2 Approximately 44% of the annualized cash income generated by these investments is from Investment Grade Clients (5) (1) Please see Glossary for our definition of Cash Income. (2) Initial weighted average cash yield is a supplemental operating measure. Please see the Glossary for our definition of this metric. Cash income used in the calculation of initial weighted average cash yield for investments for the three months ended March 31, 2024 includes $0.5 million received as settlement credits as reimbursement of free rent periods. (3) Includes investments during the period in new development and development of existing properties. Cash income noted reflects total cash income to be received on this investment amount upon completion of the properties under development. The three months ended March 31, 2024 includes £8.7 million of investments in U.K. development properties and €8.4 million of investments in Spain development properties, converted at the applicable exchange rates on the funding dates. (4) Includes $38.1 million of investments in an unconsolidated U.S. data center joint venture. (5) Please see the Glossary for our definition of Investment Grade Clients.

Q1 2024 Supplemental Operating & Financial Data 15 Disposition Summary (dollars in thousands) Number of Properties Net Book Value Net Sales Proceeds Net Cash Capitalization Rate (1) Q1 2024 Occupied 3 $ 12,077 $ 13,935 7.0 % Vacant 43 66,973 81,689 — Total real estate dispositions 46 $ 79,050 $ 95,624 The unlevered internal rate of return on properties sold during the first quarter was 7.0% (2) (1) Net cash capitalization rate is a supplemental operating measure. Please see the Glossary for our definition of this metric. (2) Excludes properties disposed from the legacy VEREIT and Spirit portfolios.

Q1 2024 Supplemental Operating & Financial Data 16 Development Pipeline (dollars in thousands) Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development (2) 96 $ 344,017 $ 236,231 $ 580,247 (3) 59% 100 % Development of existing properties 7 8,412 7,768 16,180 52% 94% 103 $ 352,429 $ 243,999 $ 596,427 59 % Non-Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development (4) 10 $ 462,987 $ 292,144 $ 755,130 (5) 61% 41 % Development of existing properties — — — — — % — % 10 $ 462,987 $ 292,144 $ 755,130 61 % Total Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development 106 $ 807,004 $ 528,375 $ 1,335,377 60% 53 % Development of existing properties 7 8,412 7,768 16,180 52% 94% 113 $ 815,416 $ 536,143 $ 1,351,557 60% (1) Represents percentage of square footage tied to executed leases. Estimated rental revenue commencement dates on properties under development are between April 2024 and March 2026. (2) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (3) Includes two U.K. build-to-suit developments totaling £20.8 million. (4) Includes our proportionate share of an unconsolidated U.S. data center joint venture totaling $320.8 million. (5) Includes two unleased joint venture development projects located in Spain totaling €126.6 million, one U.K. unleased joint venture development project for £97.6 million, and one unleased development project located in the U.S. totaling $10.9 million. As of March 31, 2024

Q1 2024 Supplemental Operating & Financial Data 17 Our Top 20 Clients Our 20 largest clients based on percentage of total annualized contractual rent, which does not give effect to deferred rent, at March 31, 2024, include the following: Our Investment Grade Clients (3) Number of Leases 6,809 Percentage of Total Portfolio Annualized Contractual Rent 36.2% Weighted Average EBITDAR/Rent Ratio on Retail Properties 2.9x (2) Median EBITDAR/Rent Ratio on Retail Properties 2.8x (2) (1) Amounts for each client are calculated independently; therefore, the individual percentages may not sum to the total. Excludes non-rental contractual income on loans and preferred equity investments. (2) Based on an analysis of the most recently provided information from all retail clients that provide such information. We do not independently verify the information we receive from our retail clients. Client Diversification Ranking Client Number of Leases Percentage of Total Portfolio Annualized Contractual Rent (1) Investment Grade Ratings (S&P/Moody's/Fitch) 1 Dollar General 1,760 3.4% BBB/Baa2/- 2 Walgreens 403 3.4 BBB-/Ba2/- 3 Dollar Tree / Family Dollar 1,380 3.1 BBB/Baa2/- 4 7-Eleven 634 2.6 A/Baa2/- 5 EG Group Limited 415 2.1 — 6 Wynn Resorts 1 2.1 — 7 FedEx 83 2.0 BBB/Baa2/- 8 Lifetime Fitness 36 1.9 — 9 BJ's Wholesale Club 44 1.6 — 10 (B&Q) Kingfisher 52 1.6 BBB/Baa2/BBB 11 Asda 38 1.6 — 12 Sainsbury's 36 1.5 — 13 CVS Pharmacy 216 1.3 BBB/Baa2/- 14 LA Fitness 68 1.3 — 15 MGM (Bellagio) 1 1.2 — 16 Walmart / Sam's Club 72 1.2 AA/Aa2/AA 17 Tractor Supply 207 1.2 BBB/Baa1/- 18 Tesco 23 1.2 BBB-/Baa3/BBB- 19 AMC Theaters 39 1.1 — 20 Red Lobster 216 1.1 — Total 5,724 36.3% (3) Please see the Glossary for our definition of Investment Grade Clients. 29.3% 50.4% 6.9% 13.4% Investment Grade, Retail Non-Investment Grade or Non-Rated, Retail Investment Grade, Non-Retail Non-Investment Grade or Non-Rated, Non-Retail

Q1 2024 Supplemental Operating & Financial Data 18 (1)Top 10 Industries Percentage of Total Portfolio Annualized Contractual Rent As of Mar 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 Grocery 10.1% 11.4% 10.0% 10.2% 9.8% Convenience Stores 9.5 10.2 8.6 9.1 11.9 Dollar Stores 6.5 7.1 7.4 7.5 7.6 Home Improvement 6.1 5.9 5.6 5.1 4.3 Drug Stores 5.0 5.5 5.7 6.6 8.2 Restaurants-Quick Service 4.9 5.2 6.0 6.6 5.3 Automotive Service 4.6 4.3 4.0 3.2 2.7 Health and Fitness 4.4 3.9 4.4 4.7 6.7 Restaurants-Casual Dining 4.3 4.4 5.1 5.9 2.8 General Merchandise 3.4 3.7 3.7 3.7 3.4 (1) The presentation of Top 10 Industries combines total portfolio contractual rent from the U.S. and Europe. Certain of the Top 10 Industries include both U.S. and Europe percentages for which the Europe percentages are included in the 'Europe-other' classification in the Industry Diversification table beginning on page 19.

Q1 2024 Supplemental Operating & Financial Data 19 Percentage of Total Portfolio Annualized Contractual Rent As of Mar 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 United States Aerospace 0.3% 0.3% 0.4% 0.4% 0.6% Apparel stores 1.6 1.4 1.4 1.5 1.3 Automotive collision services 1.1 1.1 0.9 1.0 1.1 Automotive parts 1.4 1.1 1.3 1.5 1.6 Automotive service 4.6 4.3 4.0 3.2 2.7 Automotive tire services 1.2 1.3 1.5 1.8 2.0 Beverages 0.7 0.8 1.0 1.3 2.1 Child care 1.2 1.2 1.4 1.5 2.1 Consumer electronics 0.6 0.5 0.6 0.6 0.3 Consumer goods 0.5 0.5 0.6 0.7 0.6 Convenience stores 9.5 10.2 8.6 9.1 11.9 Crafts and novelties 1.0 0.9 0.9 1.0 0.9 Diversified industrial 1.3 0.9 0.8 1.0 0.8 Dollar stores 6.5 7.0 7.4 7.5 7.6 Drug stores 4.8 5.3 5.6 6.6 8.2 Education 0.2 0.2 0.2 0.1 0.2 Energy 0.6 0.2 0.3 0.4 — Entertainment 1.8 0.8 0.8 0.8 0.3 Equipment services 0.4 0.3 0.3 0.3 0.3 Financial services 1.4 1.5 1.8 2.0 1.8 Food processing 0.6 0.4 0.4 0.7 0.7 Gaming 3.3 3.9 2.9 — — General merchandise 2.8 3.0 3.2 3.5 3.4 Grocery stores 3.9 4.2 4.7 4.9 4.9 Health and fitness 4.3 3.8 4.4 4.7 6.7 Health care 2.7 2.8 3.0 1.9 1.5 Home furnishings 2.3 1.8 2.1 2.2 0.7 Home improvement 3.7 3.2 3.5 3.1 3.1 Industry Diversification

Q1 2024 Supplemental Operating & Financial Data 20 Percentage of Total Portfolio Annualized Contractual Rent As of Mar 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 Motor vehicle dealerships 1.7 1.6 1.4 1.3 1.6 Other manufacturing 0.8 0.5 0.5 0.5 0.4 Packaging 0.7 0.6 0.5 0.6 0.9 Pet supplies and services 0.9 1.0 1.0 0.9 0.7 Restaurants - casual dining 4.3 4.4 5.1 5.9 2.8 Restaurants - quick service 4.7 4.9 5.8 6.5 5.3 Sporting goods 1.2 1.1 1.3 1.5 0.7 Theaters 2.2 2.0 2.9 3.4 5.6 Transportation services 2.4 2.5 2.9 3.4 3.9 Wholesale clubs 2.0 1.9 2.3 2.5 2.4 Other 1.4 1.3 1.4 1.7 2.1 Total United States 86.6% 84.7% 89.1% 91.5% 93.8% Europe (1) Apparel stores 0.5% 0.4% 0.3% 0.2% —% General merchandise 0.6 0.7 0.5 0.2 — Grocery stores 6.2 7.2 5.3 5.3 4.9 Home furnishings 0.5 0.5 0.3 0.1 * Home improvement 2.4 2.7 2.1 2.0 1.2 Sporting goods 1.1 1.4 0.4 * — Wholesale clubs 0.3 0.4 0.4 — — Other 1.8 2.0 1.6 0.7 0.1 Total Europe 13.4% 15.3% 10.9% 8.5% 6.2% Totals 100.0% 100.0% 100.0% 100.0% 100.0% * Less than 0.1% (1) Europe consists of properties in the U.K., starting in May 2019, in Spain, starting in September 2021, in Italy, starting in October 2022, in Ireland, starting in June 2023, and in France, Germany, and Portugal, starting in December 2023. Industry Diversification (Cont'd)

Q1 2024 Supplemental Operating & Financial Data 21 Geographic Diversification Balanced presence in all 50 U.S. states, the U.K., and six other countries in Europe Top Ten Regions Based on Total Portfolio Annualized Contractual Rent United Kingdom 11.1% Texas 10.5% Florida 5.2% California 5.0% Illinois 4.5% Ohio 4.2% Massachusetts 4.0% Georgia 3.7% New York 2.8% North Carolina 2.7% 1.8% 0.2% 2.0% 1.0% 5.0% 1.2% 0.6% 0.1% 5.2% 3.7% 0.2% 0.2% 4.5% 2.5% 0.8% 1.0% 1.5% 1.8% 0.6% 1.2% 4.0% 2.6% 1.8% 1.2% 1.9% 0.2% 0.3%1.9% 0.5% 1.3% 0.7% 2.8% 2.7% 0.2% 4.2% 1.5% 0.3% 2.1% 0.2% 1.9% 0.2% 2.5% 10.5% 0.6% 0.1% 2.2% 0.7% 0.4% 1.9% 0.1% * 11.1% 1.3% 0.6%Puerto Rico Spain United Kingdom Italy As of March 31, 2024 Ireland 0.1% *Less than 0.1% Portugal France Germany 0.3% * * U.S. Virgin Islands *

Q1 2024 Supplemental Operating & Financial Data 22 Property Type Composition (dollars in thousands) Property Type Number of Properties Approximate Leasable Square Feet (1) Total Portfolio Annualized Contractual Rent as of March 31, 2024 Percentage of Total Portfolio Annualized Contractual Rent as of March 31, 2024 Percentage of Annualized Contractual Rent from Our Investment Grade Clients (2) Retail 14,859 210,272,700 $ 3,812,484 79.6% 36.8 % Industrial 558 114,205,300 704,234 14.7 44.8 Gaming (3) 2 5,053,400 159,695 3.3 — Other (4) 66 4,692,500 110,994 2.4 14.3 Totals 15,485 334,223,900 $ 4,787,407 100.0% 36.2% (1) Includes leasable building square footage. Excludes 2,962 acres of leased land categorized as agriculture at March 31, 2024. (2) Please see the Glossary for our definition of Investment Grade Clients. (3) Includes our pro rata share of leasable square feet of properties owned by unconsolidated joint ventures. (4) "Other" primarily includes 27 properties classified as agriculture with $38.1 million in annualized contractual rent, 14 properties classified as office with $43.3 million in annualized contractual rent, and 21 properties classified as country clubs with $22.1 million in annualized contractual rent. Retail 79.6% Industrial 14.7% Gaming 3.3% Other 2.4% (4)

Q1 2024 Supplemental Operating & Financial Data 23 Q1 2024 Same Store Rental Revenue Number of properties 11,716 Square footage (2) 217,232,058 Q1 2024 $ 843,453 Q1 2023 $ 837,053 Change (in dollars) $ 6,400 Change (percent) 0.8 % Same Store Rental Revenue (1) (dollars in thousands) Top 3 Industries Contributing to the Change (3) Three months ended March 31, Industry 2024 2023 $ Change % Change Theaters $ 20,353 $ 25,610 $ (5,257) (20.5) % Convenience Stores 73,320 72,075 1,245 1.7 % Grocery 89,604 88,373 1,231 1.4 % For purposes of comparability, same store rental revenue is presented on a constant currency basis using the applicable exchange rate as of March 31, 2024 of 1.26 GBP/ USD and 1.08 EUR/USD. None of the properties in France, Germany, Ireland or Portugal met our same store pool definition for the periods presented. In addition, the same store pool excludes properties assumed on January 23, 2024 as a result of our merger with Spirit. (1) Please see the Glossary to see definitions of our Same Store Pool and Same Store Rental Revenue. (2) Excludes 8.4 million square feet from properties ground leased to tenants and properties with no land or building ownership. (3) Top 3 industry contributors are based on absolute value of net change period over period.

Q1 2024 Supplemental Operating & Financial Data 24 Same Store Rental Revenue (1) (Cont'd) (dollars in thousands) Three months ended March 31, Property Type 2024 2023 $ Change % Change Retail $ 691,530 $ 688,923 $ 2,607 0.4 % Industrial 111,079 107,937 3,142 2.9 % Gaming 25,437 25,000 437 1.7 % Other (2) 15,407 15,193 214 1.4 % Total $ 843,453 $ 837,053 $ 6,400 0.8 % Same Store Rental Revenue by Property Type Reconciliation of Same Store Rental Revenue to Rental Revenue (including reimbursable) Three months ended March 31, 2024 2023 Same store rental revenue $ 843,453 $ 837,053 Constant currency adjustment (3) 554 (3,514) Straight-line rent and other non-cash adjustments 696 1,851 Contractually obligated reimbursements by our clients 72,665 59,743 Revenue from excluded properties (1) 290,612 27,961 Other excluded revenue (4) 189 2,195 Rental revenue (including reimbursable) $ 1,208,169 $ 925,289 (1) Please see the Glossary to see our definitions of the Same Store Pool and Same Store Rental Revenue. In addition, the same store pool excludes properties assumed on January 23, 2024 as a result of our merger with Spirit. (2) "Other" includes properties classified as agriculture and office. (3) For purposes of comparability, same store rental revenue is presented on a constant currency basis using the applicable exchange rate as of March 31, 2024. None of the properties in France, Germany, Ireland or Portugal met our same store pool definition for the periods presented. (4) "Other excluded revenue" primarily consists of reimbursements for tenant improvements and rental revenue that is not contractual base rent such as lease termination settlements.

Q1 2024 Supplemental Operating & Financial Data 25 By Property Occupied properties(1) 15,251 Total properties(1) 15,468 Occupancy 98.6 % By Square Footage Occupied square footage(1) 330,516,635 Total square footage(1) 334,141,813 Occupancy 98.9 % By Rental Revenue (Economic Occupancy) Quarterly cash rental revenue (2) $ 1,142,535 Quarterly cash vacant rental revenue (3) $ 14,108 Occupancy 98.8 % Change in Occupancy Vacant properties at 12/31/2023   193 Lease expirations (4) (5) + 245 Leasing activity (6) - 178 Vacant dispositions (7) - 43 Vacant properties at 3/31/2024   217 (1) Excludes properties with ancillary leases only, such as cell towers and billboards, and properties with possession pending. Includes properties owned by unconsolidated joint ventures. (2) Does not include reserves and reserve reversals recorded as adjustments to rental revenue. (3) Based on contractual monthly rental revenue received immediately preceding the date of vacancy. (4) Includes 26 properties acquired through the merger with Spirit in January 2024. (5) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above. (6) Excludes 20 minority unit leases with no property-level vacancy impact. Please see page 26 for additional detail on re-leasing activity. (7) Includes 33 properties vacant at the beginning of the quarter. Occupancy (1) as of March 31, 2024 (dollars in thousands) Occupancy by Number of Properties 98.6% 98.9% 98.9% 99.0% 99.0% 99.0% 98.8% 98.6% 98.6% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0%

Q1 2024 Supplemental Operating & Financial Data 26 Leasing Activity (1) (dollars in thousands) Q1 2024 Re-leased to New Client Re-leased to Without After a Period Re-leasing Same Client Vacancy of Vacancy Totals Prior cash rents $ 54,452 $ 1,742 $ 720 $ 56,914 New cash rents* $ 57,076 $ 1,347 $ 944 $ 59,367 Recapture rate 104.8% 77.3% 131.1% 104.3 % Number of leases 182 9 7 198 Average months vacant — — 11.0 0.4 Lease incentives (1) $ 1,329 $ 821 $ — $ 2,150 *Percentage of Total Portfolio Annualized Contractual Rent: 1.2% (1) Lease incentives are defined as capital outlays made on behalf of a client that are specific to the client's use and benefit, and are not capitalized as improvements to the property. Allocation Based on Number of Leases 91.9% 8.1% Same Client New Client

Q1 2024 Supplemental Operating & Financial Data 27 (1) This table sets forth the timing of remaining lease term expirations in our portfolio (excluding rights to extend a lease at the option of the client) and their contributions to annualized contractual rent as of March 31, 2024. Leases on our multi-client properties are counted separately in the table above. (2) Of the 16,414 in-place leases in the portfolio, which excludes 315 vacant units, 13,558, or 82.6% were under leases that provide for increases in rents through: base rent increases tied to inflation (typically subject to ceilings), percentage rent based on a percentage of the clients’ gross sales, fixed increases, or a combination of two or more of the aforementioned rent provisions. Our leases have a weighted average remaining lease term of approximately 9.8 years. Lease Expirations (dollars in thousands) Total Portfolio (1)(2) Total Portfolio Approx. Annualized Contractual Percentage of Total Expiring Leases Leasable Rent as of Portfolio Annualized Year Retail Non-Retail Sq. Feet March 31, 2024 Contractual Rent 2024 360 7 3,767,500 $ 50,508 1.1% 2025 935 35 13,951,000 210,427 4.4 2026 943 45 19,759,300 235,324 4.9 2027 1,576 46 26,854,100 344,787 7.2 2028 1,848 70 36,219,600 450,427 9.4 2029 1,707 46 32,219,300 399,869 8.4 2030 691 32 20,133,300 233,524 4.9 2031 616 51 27,244,000 300,712 6.3 2032 1,117 46 22,081,200 302,160 6.3 2033 931 26 21,829,200 267,861 5.6 2034 731 26 16,051,300 278,726 5.8 2035 564 23 10,261,400 182,437 3.8 2036 577 23 10,704,200 183,067 3.7 2037 578 23 12,263,500 165,706 3.5 2038 358 24 12,410,700 139,597 2.9 2039-2143 2,231 128 44,849,100 1,042,275 21.8 Totals 15,763 651 330,598,700 $ 4,787,407 100.0%

Q1 2024 Supplemental Operating & Financial Data 28 Earnings Guidance Summarized below are approximate estimates of the key components of our 2024 earnings guidance: Prior 2024 Guidance (1) Revised 2024 Guidance Net income per share (2) $1.22 - $1.34 $1.23 - $1.35 Real estate depreciation and impairments per share (3) $2.82 $2.84 Other adjustments per share (3) $0.13 $0.10 Normalized FFO per share (2)(4) $4.17 - $4.29 $4.17 - $4.29 AFFO per share (4) $4.13 - $4.21 $4.13 - $4.21 Same store rent growth (5) Approx 1.0% Approx 1.0% Occupancy Over 98% Over 98% Cash G&A expenses (% of revenues) (6)(7) Approx 3.0% Approx 3.0% Property expenses (non-reimbursable) (% of revenues) (6) 1.0% - 1.5% 1.0% - 1.5% Income tax expenses $65 to $75 million $65 to $75 million Acquisition volume (8) Approx $2.0 billion Approx $2.0 billion (1) As issued on February 21, 2024. (2) Net income per share and Normalized FFO per share include non-cash interest expense impact related to the Spirit merger. (3) Includes gain on sales of properties and merger and integration-related costs. (4) Normalized FFO per share and AFFO per share exclude merger and integration-related costs associated with our merger with Spirit. Per share amounts may not add due to rounding. (5) Reserve reversals recognized in 2023 represent an approximately 30 basis point headwind to same store rent growth in 2024. (6) Revenue excludes contractually obligated reimbursements by our clients. Cash G&A expenses exclude stock-based compensation expense. (7) G&A expenses inclusive of stock-based compensation expense as a percentage of rental revenue, excluding reimbursements, is expected to be approximately 3.4% - 3.7% in 2024. (8) Acquisition volume excludes merger with Spirit, which closed January 23, 2024. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this presentation, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business and portfolio; growth strategies and intentions to acquire or dispose of properties (including timing, partners, clients and terms); re-leases, re-development and speculative development of properties and expenditures related thereto; future operations and results; the announcement of operating results, strategy, plans, and the intentions of management; guidance; settlement of shares of common stock sold pursuant to forward sale confirmations under our ATM program; dividends; and trends in our business, including trends in the market for long-term leases of freestanding, single-client properties. Forward-looking statements are subject to risks, uncertainties, and assumptions about us, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business including our clients' solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; impairments in the value of our real estate assets; changes in domestic and foreign income tax laws and rates; property ownership through joint ventures, partnerships and other arrangements which may limit control of the underlying investments; epidemics or pandemics including measures taken to limit their spread, the impacts on us, our business, our clients, and the economy generally; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; the anticipated benefits from mergers and acquisitions including from the merger with Spirit; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this presentation. Actual plans and operating results may differ materially from what is expressed or forecasted in this presentation. We do not undertake any obligation to update forward-looking statements or publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Q1 2024 Supplemental Operating & Financial Data 29 Analyst Coverage Equity Research Baird Wes Golladay wgolladay@rwbaird.com (216) 737-7510 Bank of America Securities Joshua Dennerlein joshua.dennerlein@bofa.com (646) 855-1681 BMO Capital Markets Eric Borden eric.borden@bmo.com (347) 213-9706 BNP Paribas Exane Nate Crossett nate.crossett@exanebnpparibas.com (646) 725-3716 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 Citigroup Smedes Rose smedes.rose@citi.com (212)-816-6243 Edward Jones James Shanahan jim.shanahan@edwardjones.com (314) 515-5292 Goldman Sachs Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Green Street Spenser Allaway sallaway@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Jefferies Linda Tsai ltsai@jefferies.com (212) 778-8011 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Mizuho Haendel St. Juste haendel.st.juste@us.mizuho-sc.com (212) 205-7860 Morgan Stanley Ronald Kamdem ronald.kamdem@morganstanley.com (212) 269-8319 Raymond James RJ Milligan rjmilligan@raymondjames.com (727) 567-2585 RBC Capital Markets Brad Heffern brad.heffern@rbccm.com (512) 708-6311 Scotiabank Greg McGinniss greg.mcginniss@scotiabank.com (212) 225-6906 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 UBS Michael Goldsmith michael.goldsmith@ubs.com (212) 713-2951 Wells Fargo Connor Siversky connor.siversky@wellsfargo.com (212) 214-8069 Wolfe Research Andrew Rosivach arosivach@wolferesearch.com (646) 582-9250 Realty Income is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income or its management. Realty Income does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

Q1 2024 Supplemental Operating & Financial Data 30 Glossary Adjusted EBITDAre. The National Association of Real Estate Investment Trusts (Nareit) established an EBITDA metric for real estate companies (i.e., EBITDA for real estate, or EBITDAre) it believed would provide investors with a consistent measure to help make investment decisions among certain REITs. Our definition of “Adjusted EBITDAre” is generally consistent with the Nareit definition, other than our adjustment to remove foreign currency and derivative gain and loss, excluding the gain and loss from the settlement of foreign currency forwards not designated as hedges (which is consistent with our previous calculations of "Adjusted EBITDAre"). We define Adjusted EBITDAre, a non-GAAP financial measure, for the most recent quarter as earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) gain on extinguishment of debt, (iv) real estate depreciation and amortization, (v) provisions for impairment, (vi) merger and integration-related costs, (vii) gain on sales of real estate, (viii) foreign currency and derivative gain and loss, net, (ix) gain on settlement of foreign currency forwards, and (x) our proportionate share of adjustments from unconsolidated entities. Our Adjusted EBITDAre may not be comparable to Adjusted EBITDAre reported by other companies or as defined by Nareit, and other companies may interpret or define Adjusted EBITDAre differently than we do. Management believes Adjusted EBITDAre to be a meaningful measure of a REIT’s performance because it provides a view of our operating performance, analyzes our ability to meet interest payment obligations before the effects of income tax, depreciation and amortization expense, provisions for impairment, gain on sales of real estate and other items, as defined above, that affect comparability, including the removal of non-recurring and non-cash items that industry observers believe are less relevant to evaluating the operating performance of a company. In addition, EBITDAre is widely followed by industry analysts, lenders, investors, rating agencies, and others as a means of evaluating the operational cash generating capacity of a company prior to servicing debt obligations. Management also believes the use of an annualized quarterly Adjusted EBITDAre metric is meaningful because it represents our current earnings run rate for the period presented. The ratio of our total debt to our annualized quarterly Adjusted EBITDAre is also used to determine vesting of performance share awards granted to our executive officers. Adjusted EBITDAre should be considered along with, but not as an alternative to, net income as a measure of our operating performance. Adjusted Funds From Operations (AFFO), a non-GAAP financial measure, is defined as FFO adjusted for unique revenue and expense items, which we believe are not as pertinent to the measurement of our ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). We believe AFFO provides useful information to investors because it is a widely accepted industry measure of the operating performance of real estate companies used by the investment community. In particular, AFFO provides an additional measure to compare the operating performance of different REITs without having to account for differing depreciation assumptions and other unique revenue and expense items which are not pertinent to measuring a particular company’s ongoing operating performance. Therefore, we believe that AFFO is an appropriate supplemental performance metric, and that the most appropriate GAAP performance metric to which AFFO should be reconciled is net income available to common stockholders. Annualized Adjusted EBITDAre, a non-GAAP financial measure, is calculated by annualizing Adjusted EBITDAre. Annualized Pro Forma Adjusted EBITDAre, a non-GAAP financial measure, is defined as Adjusted EBITDAre, which includes transaction accounting adjustments in accordance with U.S. GAAP, consists of adjustments to incorporate Adjusted EBITDAre from properties we acquired or stabilized during the applicable quarter and removes Adjusted EBITDAre from properties we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable quarter. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The annualized pro forma adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes and bonds. See page 13 for further information regarding our debt covenants. Cash Income represents actual rent for real estate acquisitions as well as rent to be received upon completion of the properties under development. For unconsolidated entities, this represents our pro rata share of the cash income. For loans receivable and preferred equity investments, this represents interest income and preferred dividend income, respectively. Funds From Operations (FFO), a non-GAAP financial measure, consistent with the Nareit definition, is net income available to common stockholders, plus depreciation and amortization of real estate assets, plus provisions for impairments of depreciable real estate assets, and reduced by gain on property sales. Presentation of the information regarding FFO and AFFO (described on pages 5 and 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered alternatives to reviewing our cash flows from operating, investing, and financing activities. (cont'd on page 31)

Q1 2024 Supplemental Operating & Financial Data 31 Glossary (Cont'd) Funds From Operations (FFO) (cont'd) In addition, FFO and AFFO should not be considered measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. We consider FFO to be an appropriate supplemental measure of a REIT’s operating performance as it is based on a net income analysis of property portfolio performance that adds back items such as depreciation and impairments for FFO. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT using historical accounting for depreciation could be less informative. The use of FFO is recommended by the REIT industry as a supplemental performance measure. In addition, FFO is used as a measure of our compliance with the financial covenants of our credit facility. Initial Weighted Average Cash Yield for acquisitions and properties under development is computed as cash income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by us), and includes our pro-rata share of cash income from unconsolidated joint ventures. Initial weighted average cash yield for loans receivable and preferred equity investment is computed using the cash income for the first twelve months following the acquisition date (based on interest rates in place as of the date of acquisition), divided by the total cost of the investment. Investment Grade Clients are our clients with a credit rating, and our clients that are subsidiaries or affiliates of companies with a credit rating, as of the balance sheet date, of Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). Net Cash Capitalization Rates (dispositions) are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by us). Net Debt/Annualized Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents), divided by Annualized Adjusted EBITDAre. Net Debt/Annualized Pro Forma Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents), divided by Annualized Pro Forma Adjusted EBITDAre. Net Debt and Preferred/Annualized Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents) plus our preferred stock, divided by Annualized Adjusted EBITDAre. Net Debt and Preferred/Annualized Pro Forma Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents) plus our preferred stock, divided by Annualized Pro Forma Adjusted EBITDAre. Normalized Funds from Operations Available to Common Stockholders (Normalized FFO), a non-GAAP financial measure, is FFO excluding merger and integration-related costs. Same Store Pool, for purposes of determining the properties used to calculate our same store rental revenue, includes all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Same Store Rental Revenue excludes straight-line rent, the amortization of above and below-market leases, and reimbursements from clients for recoverable real estate taxes and operating expenses. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue.

Q1 2024 Supplemental Operating & Financial Data 32 Glossary (Cont'd) Total Annualized Contractual Rent of our acquisitions and properties under development is the monthly aggregate cash amount charged to clients, inclusive of monthly base rent receivables, as of the balance sheet date, multiplied by 12, excluding percentage rent, interest income on loans and preferred equity investments, and including our pro rata share of such revenues from properties owned by unconsolidated joint ventures. We believe total annualized contractual rent is a useful supplemental operating measure, as it excludes entities that were no longer owned at the balance sheet date and includes the annualized rent from properties acquired during the quarter. Total annualized contractual rent has not been reduced to reflect reserves recorded as reductions to GAAP rental revenue in the periods presented.